SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:
[X]  Preliminary Information Statement        [_]  Confidential, for Use of the
[_]  Definitive Information Statement              Commission Only (as permitted
                                                   by Rule 14c-5(d)(2))

                            GROUP LONG DISTANCE, INC:
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)       Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2)       Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

4)       Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

5)       Total fee paid:

--------------------------------------------------------------------------------
         [_] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

         [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

--------------------------------------------------------------------------------

          2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

          3)   Filing Party:

--------------------------------------------------------------------------------

          4)   Date Filed:

--------------------------------------------------------------------------------

                            GROUP LONG DISTANCE, INC.
                           400 EAST ATLANTIC BOULEVARD
                          POMPANO BEACH, FLORIDA 33060
                                 (954) 788-7871


                                   -----------
                              INFORMATION STATEMENT
                                   -----------


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY



         This Information Statement has been filed with the Securities and Exchange Commission (the "SEC") and mailed on or about _______________, 2001 to the holders of record on __________, 2001 (the "Record Date") of shares of common stock, no par value per share (the "Common Stock"), of Group Long Distance, Inc., a Florida corporation (the "Company"). This Information Statement is being furnished pursuant to Section 14(c) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), in connection with the following "Actions":

         (i) the election of Messrs. Glenn S. Koach and John L. Tomlinson as Class I Directors of the Company to serve until the annual meeting of shareholders to elect Class I directors and until their respective successors are duly elected and qualified;

         (ii) the amendment of the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of capital stock; and

         (iii)    the adoption of the Company's 2001 Employee Stock Option Plan.


                                VOTING SECURITIES

         As of the Record Date, there were issued and outstanding 11,300,402 shares of Common Stock of the Company, the only class of voting securities of the Company. Each share of Common Stock entitles its holder to one vote.

         Barbara Conrad, the record and beneficial owner as of the Record Date of 7,800,000 shares of Common Stock, constituting approximately 69% of the aggregate number of issued and outstanding shares of Common Stock, has provided the Company with a Written Consent approving and authorizing each of the above listed Actions. As a result, this Information Statement is being provided for informational purposes only.

                       ACQUISITIONS AND CHANGE IN CONTROL

THE COMPANY AND ITS RECENTLY ACQUIRED SUBSIDIARIES
--------------------------------------------------

         Group Long Distance, Inc., a Florida corporation (the "Company"), is a provider of long distance telecommunications services. It utilizes special network contracts to provide its customers with products and services through major nationwide providers of telecommunications services.

         HomeAccess Microweb, Inc., a California corporation ("HA"), develops and deploys HomeAccess(TM) brand software information and e-commerce service and systems. HA provides a complete solution for connecting consumers to the web, including web telephone appliances and integrated peripherals, such as bar-code scanners, an ATM interface micro-browser, e-mail boxes, smart cards and Internet dial-up access. Consumers are provided with a "personal portal" to HomeAccess(TM) content and services that include messaging, news and information, financial services, bill presentation and payment, travel and entertainment, directory search, localized shopping and personal productivity services.

         HA Technology, Inc., a Delaware corporation ("HAT"), holds a license to sell, distribute and deploy HomeAccess(TM) technology in certain geographical areas.

ACQUISITION OF HA
-----------------

         On February 20, 2001, the Company and Quentra Networks, Inc. (f/k/a Coyote Network Systems, Inc.), as debtor in possession ("Quentra"), entered into a Stock Purchase Agreement. Pursuant to the Stock Purchase Agreement, the Company agreed to acquire all of the outstanding shares of common stock of HA from Quentra in exchange for (i) cash in the amount of $100,000 and (ii) 200,000 shares of Series A Preferred Stock. Each share of Series A Preferred Stock has no par value, has a liquidation preference of $20.00 per share, does not have a dividend preference and does not pay dividends, does not have any voting rights, except as otherwise provided by law, and, commencing April 13, 2002, is convertible into ten shares of Common Stock.

         The Stock Purchase Agreement was approved by the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court") on March 8, 2001. In addition, pursuant to an order of the Bankruptcy Court, upon its acquisition of a controlling interest in HAT, the Company was required to deliver to Quentra warrants to purchase 200,000 shares of Common Stock at an exercise price of $4.50 per share. The warrants are exercisable for a period of six months, commencing on April 13, 2002 and terminating on October 12, 2002.

         On April 13, 2001, the Company acquired all of the outstanding shares of common stock of HA in exchange for (i) cash in the amount of $100,000 and
(ii) 200,000 shares of Series A Preferred Stock.

ACQUISITION OF HAT
------------------

         On April 13, 2001, the Company and Barbara Conrad entered into an Exchange Agreement. Pursuant to the Exchange Agreement, among other things, the Company acquired 80% of the outstanding shares of common stock of HAT in exchange for 7,800,000 shares of Common Stock.

         Simultaneously with the acquisition of 80% of the outstanding shares of common stock of HAT, the Company and Mrs. Conrad entered into a Second Exchange Agreement. Pursuant to the Second Exchange Agreement, the Company agreed to acquire the remaining 20% of the outstanding shares of common stock of HAT in exchange for 2,200,000 shares of Common Stock. The acquisition by the Company of the remaining 20% of the outstanding shares of common stock of HAT is subject to certain conditions, including an increase in the number of authorized shares of Common Stock. See "SECOND ACTION--INCREASE IN NUMBER OF AUTHORIZED SHARES, " below.

         Simultaneously with the acquisition of 80% of the outstanding number of shares of common stock of HAT, the Company issued to Quentra the warrants described in "ACQUISITIONS AND CHANGE IN CONTROL - - Acquisition of HA," above.

CHANGE IN CONTROL
-----------------

         As a result of the foregoing, a change in control of the Company occurred. As of the date hereof, Mrs. Conrad holds legal title to 7,800,000 shares of Common Stock, or approximately 69% of the aggregate number of outstanding shares of Common Stock. Upon consummation of the acquisition by the Company of the remaining 20% of the outstanding shares of common stock of HAT, Mrs. Conrad will hold legal title to 10,000,000 shares of Common Stock, or approximately 74% of the then aggregate number of outstanding shares of Common Stock.

         Pursuant to an Amended and Restated Investment Sharing Agreement effective as of September 30, 2000 (the "Investment Sharing Agreement") by and between John J. Prehn ("Prehn"), Peter J. Wachtell ("Wachtell"), and Barbara Conrad, each of Prehn and Wachtell holds a 20% interest in the shares of Common Stock legally owned by Barbara Conrad. As a result, as of the date hereof, Prehn holds an interest in 1,560,000 shares of Common Stock, or approximately 13.8% of the aggregate number of outstanding shares of Common Stock; Wachtell holds an interest in 1,560,000 shares of Common Stock, or approximately 13.8% of the aggregate number of outstanding shares of Common Stock; and Barbara Conrad beneficially owns 4,680,000 shares of Common Stock, or approximately 41.4% of the aggregate number of outstanding shares of Common Stock. Upon consummation of the acquisition by the Company of the remaining 20% of the outstanding shares of common stock of HAT, Prehn will hold an interest in 2,000,000 shares of Common Stock, or approximately 14.8% of the then aggregate number of outstanding shares of Common Stock; Wachtell will hold an interest in 2,000,000 shares of Common Stock, or approximately 14.8% of the then aggregate number of outstanding shares of Common Stock; and Barbara Conrad will beneficially own 6,000,000 shares of Common Stock, or approximately 44.4% of the then aggregate number of outstanding shares of Common Stock.

         Pursuant to the Investment Sharing Agreement, until such time as the transfer of all of the shares of Common Stock in which Prehn and Wachtell hold an interest are registered under the Securities Act of 1933, Barbara Conrad alone holds the power to vote all of such shares and the power to dispose of all of such shares. Pursuant to a Registration Rights Agreement entered into between the Company and Barbara Conrad, at any time after April 13, 2002, Barbara Conrad may cause the Company to register the transfer of varying numbers of shares of Common Stock registered in her name on one occasion during each fiscal year of the Company until April 12, 2006. In addition, pursuant to such Registration Rights Agreement, Barbara Conrad may from time to time through April 12, 2006 cause the Company to register the transfer of shares of Common Stock registered in her name in connection with other registered offerings of securities by the Company.

         In addition, upon conversion of the shares of Series A Preferred Stock and exercise of the warrants held by it, Quentra would own up to 2,200,000 shares of Common Stock, or up to approximately 14% of the then aggregate number of outstanding shares of Common Stock.


                                  FIRST ACTION
                          ELECTION OF CLASS I DIRECTORS

         The Company's Board of Directors is divided into three classes, the terms of which expire successively over a three year period. At each annual election of directors, successors to the directors whose terms have expired are elected to three terms. The term of office for each class of director expires as follows: Class I, in 2001; Class II, in 2002; and Class III, in 2003.

         Barbara Conrad has executed and delivered to the Company a Written Consent electing Glenn S. Koach and John L. Tomlinson to serve as Class I directors of the Company until the next annual meeting of shareholders to elect Class I directors and until their respective successors are duly elected and qualified. For information about Messrs. Koach and Tomlinson, see "DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY," below.


                                  SECOND ACTION
                     INCREASE IN NUMBER OF AUTHORIZED SHARES

         The Amended and Restated Articles of Incorporation of the Company currently provides that the Company is authorized to issue 14,000,000 shares of its capital stock, of which 2,000,000 are shares of Preferred Stock, no par value per share, and 12,000,000 are shares of Common Stock, no par value per share.

         As of the date hereof, 200,000 shares of Series A Preferred Stock are issued or outstanding. As of the date hereof, 11,300,402 shares of Common Stock were issued and outstanding, and 630,000 shares of Common Stock were reserved for future issuance pursuant to outstanding options. As a result, as of the date hereof, the Company has only 69,598 shares of Common Stock available for future issuance.

         The Company is contractually obligated to issue or reserve for issuance additional shares of its Common Stock. Pursuant to the Second Exchange Agreement, the Company is obligated to issue 2,200,000 shares of its Common Stock to Barbara Conrad in exchange for the 20% of the issued and outstanding shares of common stock of HAT not already owned by it. Pursuant to the Articles of Amendment Creating Series A Preferred Stock, from and after April 13, 2002 the Company is obligated to reserve 2,000,000 shares of Common Stock for conversion of the Series A Preferred Stock. In addition, pursuant to three warrants issued by the Company, from and after April 13, 2002, the Company is obligated to reserve an aggregate of 700,000 shares of Common Stock for issuance upon exercise of such warrants.

         The Board of Directors believes that it is desirable for the Company to increase the number of its authorized shares of Common Stock in order to meet its contractual obligations as described above and to provide the Company with the flexibility of action in the future by assuring that there will be sufficient authorized but unissued shares of Common Stock available for possible acquisitions, business combinations, stock dividends, stock splits, financing requirements and other corporate purposes. In addition, as is described under "2001 Stock Option Plan" below, the Board of Directors desires to have shares of Common Stock available upon the exercise of stock options by employees of the Company and its subsidiaries.

         As a result, on May 9, 2001, the Board of Directors adopted an amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of Preferred Stock of the Company from 2,000,000 to 20,000,000 shares and to increase the number of authorized shares of Common Stock of the Company from 12,000,000 shares to 100,000,000 shares, subject to approval by the holders of a majority of the outstanding shares of Common Stock. On ___________, 2001 Barbara Conrad executed a Written Consent approving and adopting the amendment to the Company's Amended and Restated Articles of Incorporation. The full text of the amendment to the Company's Amended and Restated Articles of Incorporation is attached as Exhibit A to this Information Statement and the summary discussion thereof included in this Information Statement is qualified in its entirety by reference to Exhibit A.

         The additional shares of authorized Preferred Stock will have the same par value and all of the other rights and privileges of the existing authorized shares of Preferred Stock. The additional shares of authorized Common Stock will have the same par value and all of the other rights and privileges of the existing authorized shares of Common Stock. The terms pursuant to which shares of capital stock of the Company, whether Preferred Stock or Common Stock, may be issued in the future will from time to time be established by the Board of Directors.

         Neither the increase in the number of authorized shares of Preferred Stock and Common Stock nor the issuance of any shares of Preferred Stock or Common Stock will alter the rights of the holders of shares, whether Preferred Stock or Common Stock, of the Company. However, the issuance of any shares of capital stock of the Company, whether Preferred Stock or Common Stock, could have the effect of diluting the voting power of the shares of capital stock of the Company then outstanding.

         Because the issuance of additional shares could dilute the voting power of the capital stock of the Company then outstanding, the ability of the Board of Directors to approve the issuance of the increased number of authorized shares of Preferred Stock or Common Stock could have the effect of discouraging an attempt to acquire a controlling interest in the Company. To the extent that the issuance of additional shares, whether of Preferred Stock or Common Stock, might impede an attempt to acquire a controlling interest in the Company, the amendment to the Company's Amended and Restated Articles of Incorporation might serve to entrench management. In addition, the issuance of additional shares, whether of Preferred Stock or Common Stock, may reduce or eliminate any premium the shareholders might receive for their shares in the event of a tender offer or other offer to purchase the Company or its assets and business.

         At present, neither the Board of Directors nor the management of the Company is aware of any effort to accumulate shares of Common Stock or to obtain control of the Company by a tender offer, proxy contest or otherwise. The Company has no present intention of using the increased number of shares of authorized Preferred Stock and Common Stock for anti-takeover purposes.


                                  THIRD ACTION
                             2001 STOCK OPTION PLAN

         In October 1996, the Board of Directors adopted the Company's 1996 Stock Option Plan (the "1996 Plan"). The 1996 Plan was approved by the shareholders of the Company in February 1997. As of the date hereof, 630,000 options are outstanding under the 1996 Plan, and 320,000 options may be awarded pursuant to the 1996 Plan.

         The Board of Directors believes that the Company's ability to continue to create employee equity incentives will advance the interests of the Company and its shareholders by assisting the Company in retaining and motivating its existing key employees and attracting future employees of outstanding ability. Accordingly, on May 9, 2001, the Board of Directors of the Company adopted the Group Long Distance, Inc. 2001 Employee Stock Option Plan (the "2001 Plan"), subject to approval of the holders of a majority of the outstanding shares of Common Stock. On , 2001, Barbara Conrad executed a Written Consent approving and adopting the 2001 Plan.

         Under the 2001 Plan, awards of options to purchase shares of Common Stock may be granted to eligible employees, including officers and directors who are employees, of the Company or its subsidiaries (collectively, "employees"). The Board of Directors adopted the 2001 Plan in order to provide a special incentive to officers and other key employees to remain in the employ of the Company and its subsidiaries and to maximize their efforts to promote successful conduct of the Company's business, by increasing their personal interest in the continued success and progress of the Company. The 2001 Plan is also intended to aid the Company and its subsidiaries in attracting persons of outstanding ability to become employees. The full text of the 2001 Plan is included as Exhibit B to this Information Statement and the following summary discussion of the terms of the 2001 Plan is qualified in its entirety by reference to Exhibit B attached hereto.

GENERAL
-------

         The 2001 Plan provides for awards to be made of options to purchase a maximum of 1,500,000 shares of Common Stock. Shares in respect of which options are granted under the 2001 Plan may be either authorized but unissued shares of Common Stock or issued shares that have been reacquired by the Company and held in its treasury, or both. Shares of Common Stock that are subject to options that expire, terminate or are annulled for any reason without having been exercised, or are forfeited prior to becoming vested, will return to the pool of such shares available for grant under the 2001 Plan.

         The 2001 Plan will be administered by the Stock Option Committee of the Board of Directors of the Company, or such other committee as the Board may in the future appoint, which shall be comprised of at least two persons (the "Committee"). Each member of the Committee shall be a member of the Board of Directors who, during the one year period prior to service on the Committee, was, and during such service is, a "Non-Employee Director," as such term is defined and utilized in Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of the Company. The current members of the Committee are Peter J. Wachtell, Edward Harwood and Jack Kanfer.

         The Committee will have broad discretion in administering the 2001 Plan, and is authorized, subject only to the express provisions of the 2001 Plan, to determine the employees to whom grants of options may be made, to determine the terms and conditions (which need not be identical) of each such grant (including the timing of the grant, the pricing and the amount of such grant and the terms related to the vesting, exercisability, forfeiture and termination of such grant), and to interpret the provisions of the 2001 Plan and each agreement relating to options granted under the 2001 Plan. The determinations of the Committee are final and binding upon all participants.

         Options may be granted under the 2001 Plan to such employees of the Company and its subsidiaries as the Committee may select. In making such selections, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Committee in its discretion deems relevant. Grants of options may be made to eligible employees whether or not they participate or are entitled to participate in any other compensation plan of the Company or any of its subsidiaries or affiliates and whether or not they hold or have held any options under the 2001 Plan. Other than the 1,500,000 share limit, there is no maximum number of options which may be granted to any one employee. Directors of the Company are eligible to participate in the 2001 Plan only if they are employees of the Company or one or more of its subsidiaries. No member of the Committee, while acting as such, will be eligible to receive any grants of options under the 2001 Plan.

         On May 18, 2001, the Committee awarded a total of 1,020,000 options to purchase shares of Common Stock at a purchase price of $1.25 per share pursuant to the 2001 Plan to certain employees of HA. Such options generally vest over time and are subject to various conditions, including approval by the holders of a majority of the outstanding shares of Common Stock of the increase in the number of authorized shares of Common Stock and the 2001 Plan.

STOCK OPTIONS
-------------

         Options granted pursuant to the 2001 Plan may be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options ("Nonqualified Options") which are options that are not treated as incentive stock options within the meaning of Section 422 of the Code. The Committee is authorized to determine whether an option is an Incentive Option or a Nonqualified Option.

         The exercise price of all options granted under the 2001 Plan will be fixed by the Committee, and may be more than, less than or equal to the fair market value of the shares of Common Stock on the date the option is granted, except that for Incentive Options, the exercise price must be at least equal to 100% of the fair market value of the Common Stock on the date the Option is granted, and for Incentive Options granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company at the time the option is granted (a "10% shareholder"), the exercise price must equal at least 110% of the fair market value of the Common Stock at the time the option is granted.

         The term of each option will be fixed by the Committee at the time of grant, but no Incentive Option granted under the 2001 Plan may be exercisable for longer than ten years (five years in the case of Incentive Options held by 10% shareholders) from the date it is granted. Options may be exercised in whole or in part at any time or only after a period of time or in installments, as determined by the Committee at the time of grant, and the exercisability of options may be accelerated by the Committee. If an otherwise qualifying Incentive Option becomes exercisable for the first time in any one year for shares having a value in excess of $100,000 as of the date of grant, the portion of the Incentive Option in respect of such excess shares will be treated as a Nonqualified Option.

         The Committee will establish the procedures for the exercise of an option. The method of payment of the exercise price of any option, and of the amount required to satisfy applicable Federal, state and local withholding tax requirements, will be determined by the Committee and may consist of cash, check, promissory note, the surrender of already owned shares of Common Stock, the withholding of shares of Common Stock issuable upon exercise of such option, delivery of a properly executed exercise notice and irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, any combination of the foregoing methods of payment or such other consideration and method of payment as may be permitted for the issuance of shares under Florida Business Corporation Act. The permitted method or methods of payment of the option exercise price and applicable withholding taxes, if other than in cash, shall be set forth in the agreement relating to the grant and may be subject to such conditions as may be necessary to comply with the requirements of Rule 16b-3 for relief from the "short-swing" trading prohibitions of Section 16(b) of the Exchange Act.

         Shares of Common Stock surrendered in payment in whole or in part of the option exercise price and applicable withholding taxes, and shares of Common Stock issuable upon exercise of an option that are withheld for such purposes, will be valued at their fair market value on the date of exercise. In general, fair market value is determined by reference to the last sale price for shares of Common Stock as reported on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") on the relevant date or as quoted by the National Quotation Bureau Incorporated on the relevant date. The Committee will have the right in its sole discretion to approve or disapprove any election by the holder to have shares withheld to pay the option exercise price or withholding taxes.

         Options granted under the 2001 Plan will not be transferable other than by will or the laws of descent and distribution and may be exercised during the lifetime of the holder of the option only by such holder (or, in the event that the holder is held to be legally incompetent under applicable state law, by his or her court appointed legal representative if such legal representative stands in a fiduciary relationship to the incompetent and acts subject to court supervision). Notwithstanding the foregoing, Nonqualified Options granted under the 2001 Plan may be transferred during the lifetime of the holder pursuant to a qualified domestic relations order and may thereafter be exercised by the transferee thereof.

EFFECT OF TERMINATION OF EMPLOYMENT
-----------------------------------

         Under the terms of the 2001 Plan, if the employment of the holder of an option terminates by reason of death or disability (as defined in the 2001
Plan), then, unless the agreement relating to the grant provides otherwise, all outstanding options will become immediately exercisable in full in respect of the aggregate number of shares covered thereby. Under the terms of the 2001 Plan, if the employment of the holder of an option is terminated prior to the complete exercise of any option, then such option will thereafter be exercisable. If the holder's employment terminates by reason of death or disability (as defined in the 2001 Plan), then any option outstanding on the date of such termination will remain exercisable for a period of at least one year after such termination (but not later than the scheduled expiration of such option), and if the holder's employment is terminated for cause (as defined), then any option outstanding on the date of termination will immediately terminate.

CHANGE IN CONTROL
-----------------

         Unless otherwise provided by the Committee in the agreement relating to a grant of options, each option will vest and become exercisable in full upon the occurrence of a "Change in Control of the Company," as such term is defined and utilized in the 2001 Plan. Without limitation, a Change in Control of the Company may be deemed to have occurred if:

                           (i) any "person" (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company, any subsidiary of the Company or any compensation, retirement, pension or other employee benefit plan or trust of the Company or any Subsidiary of the Company, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company or any successor to the Company (whether by merger, consolidation or otherwise) representing fifteen percent (15%) or more of the combined voting power of the Company's then outstanding securities;

                           (ii) during any period of two consecutive years, the individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority of such Board of Directors, unless the election of each director who was not a director at the beginning of such period has been approved in advance by the directors representing at least two-thirds of the directors then in office who were directors at the beginning of such period;

                           (iii) any "person" (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company, any subsidiary of the Company or any compensation, retirement, pension or other employee benefit plan or trust of the Company or any Subsidiary of the Company, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of HA or HAT, respectively, or any successor to HA or HAT, respectively (whether by the acquisition of securities, exercise of warrants, merger, consolidation, reorganization or otherwise) representing a majority of the combined voting power of the then outstanding securities of HA or HAT, as the case may be;

                           (iv) the Company shall merge or consolidate with or into another corporation or other entity, or enter into a binding agreement to merge or consolidate with or into another corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving corporation or entity) not less than eighty-five percent (85%) of the combined voting power of the voting securities of the Company or such surviving corporation or entity outstanding immediately after such merger or consolidation;

                           (v) HA shall merge or consolidate with or into another corporation or other entity, or enter into a binding agreement to merge or consolidate with or into another corporation or other entity, other than a merger or consolidation which would result in the voting securities of HA outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving corporation or entity) not less than a majority of the combined voting power of the voting securities of HA or such surviving corporation or entity outstanding immediately after such merger or consolidation;

                           (vi) HAT shall merge or consolidate with or into another corporation or other entity, or enter into a binding agreement to merge or consolidate with or into another corporation or other entity, other than a merger or consolidation which would result in the voting securities of HAT outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving corporation or entity) not less than a majority of the combined voting power of the voting securities of HAT or such surviving corporation or entity outstanding immediately after such merger or consolidation;

                           (vii) the Company shall sell, lease, exchange, transfer, convey or otherwise dispose of all or substantially all of its assets, or enter into a binding agreement for the sale, lease, exchange, transfer, conveyance or other disposition of all or substantially all of its assets, in one transaction or in a series of related transactions;

                           (viii) either or both of HA and HAT shall sell, lease, exchange, transfer, convey or otherwise dispose of all or substantially all of its respective assets, or enter into a binding agreement for the sale, lease, exchange, transfer, conveyance or other disposition of all or substantially all of its respective assets, in one transaction or in a series of related transactions;

                           (ix) the Company shall liquidate or dissolve, or any plan or proposal shall be adopted for the liquidation or dissolution of the Company; or

                           (x) either or both of HA and HAT shall liquidate or dissolve, or any plan or proposal shall be adopted for the liquidation or dissolution of either or both of HA and HAT;

provided, however, that any of the foregoing transactions between or among (A) any or all of the Company and any subsidiary or subsidiaries of the Company, or
(B) any subsidiaries of the Company, shall not be deemed to constitute a "Change in Control of the Company."

ADDITIONAL PROVISIONS
---------------------

         In the event of a stock split, stock dividend or distribution, reclassification, recapitalization or other corporate event that affects the Common Stock (including mergers or consolidations other than those which constitute Approved Transactions), the 2001 Plan provides for the Committee to make such adjustments as it deems equitable and appropriate to any or all of (i) the number and kind of shares subject to outstanding options, (ii) the exercise price of outstanding options and (iii) the number and kind of shares for which options may thereafter be granted under the 2001 Plan.

         The Committee may require in the agreement relating to a grant of an option that, if the holder acquires any shares of Common Stock through the exercise of options, then prior to selling or otherwise transferring any such shares to a third party, such holder must offer to sell such shares to the Company, at their fair market value, pursuant to a right of first offer.

         The obligations of the Company with respect to grants of options under the 2001 Plan are subject to all applicable laws.

         No options may be granted under the 2001 Plan on or after the tenth anniversary of its effective date. The Board of Directors or the Committee may terminate or amend the 2001 Plan at any time; provided, however, that any such amendment shall comply with all applicable laws, all applicable stock exchange or NASDAQ listing requirements, and any requirements for exemption (to the extent necessary) under Rule 16b-3. Without further shareholder approval, no amendment to the 2001 Plan shall increase the number of shares of Common Stock subject to the 2001 Plan (except as authorized by the adjustment provisions described above), change the class of persons eligible to receive grants of options under the 2001 Plan or otherwise materially increase the benefits accruing to participants under the 2001 Plan. Termination or amendment of the 2001 Plan may not adversely affect the rights of any holder of options without his or her consent. Subject to the specific terms of the 2001 Plan, the Committee may accelerate the vesting of any option or waive any condition or restriction pertaining to an option at any time.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES
---------------------------------------

         The following summary generally describes the principal Federal (and not state and local) income tax consequences of the 2001 Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

         In general, for Federal income tax purposes, neither the grant nor the exercise of an Incentive Option will result in taxable income to the holder or a deduction to the Company. A holder may be subject to the alternative minimum tax in the year that an Incentive Option is exercised. The excess of the fair market value of the Common Stock (determined as of the date of exercise) acquired through the exercise of an Incentive Option over the exercise price is an addition to income in determining alternative minimum taxable income and such additional amount may be sufficient in amount to subject the holder to the alternative minimum tax.

         If the holder holds shares of Common Stock acquired through the exercise of Incentive Options for the full holding period (two years after the Incentive Options are granted and one year after they are exercised), then he will recognize a capital gain or loss at the time of the sale of the Common Stock based upon the difference between the option exercise price and the sale price. Currently, long-term capital gains are generally taxed to an individual at a maximum rate of 20% as opposed to a maximum rate of 39.6% for ordinary income. There is no tax effect on the Company from the sale of such Common Stock.

         If the shares of Common Stock acquired through the exercise of an Incentive Option are disposed of before the end of the holding period described in the preceding paragraph (a "disqualifying disposition"), then the holder will recognize ordinary income equal to the difference between the fair market value of the shares of Common Stock on the date the option was exercised (or, if less, the amount received on the sale of the shares of Common Stock) and the option exercise price. The Company will be entitled to a deduction in a corresponding amount to the extent that the amount is reasonable compensation and is an ordinary and necessary business expense. If the amount received by the holder on the disqualifying disposition exceeds the fair market value of the shares on the date of exercise of the Incentive Option, then such excess will ordinarily constitute capital gain.

         Although the Committee has the discretion under the 2001 Plan to provide for a period of time after the termination of a holder's employment in which his or her options may continue to be exercised, under current law, an option must generally be exercised within three months after termination of employment (one year in the case of termination because of death or disability) in order to qualify as an Incentive Option.

         In general, the grant of a Nonqualified Option will not result in taxable income to the holder or a deduction to the Company for Federal income tax purposes. Upon the exercise of a Nonqualified Option, the Company will be entitled, for Federal income tax purposes to a tax deduction and the holder will recognize ordinary income. The amount of such deduction and income generally will equal the amount by which the fair market value of the shares acquired on the date the Nonqualified Option is exercised exceeds the option exercise price of the shares if the shares of Common Stock are transferable and not subject to a substantial risk of forfeiture at such time. In general, the shares of Common Stock received on exercise of a Nonqualified Option will be transferable and will not be subject to a substantial risk of forfeiture. However, if the sale of the shares of Common Stock acquired upon the exercise of a Nonqualified Option would subject the holder to liability under Section 16(b) of the Exchange Act, which requires certain "insiders" to pay to the Company any profits received upon certain sales of shares of Common Stock, then the holder will recognize ordinary income (and the Company will be entitled to a corresponding tax deduction) equal to the amount by which the fair market value of the shares acquired exceeds the option exercise price for the shares on the earlier of (i) the date that the holder is no longer subject to liability under Section 16(b) of the Exchange Act or (ii) six months after the date that the Nonqualified Options are exercised. A holder subject to liability under Section 16(b) of the Exchange Act may, however, recognize ordinary income (and the Company will be entitled to a corresponding tax deduction) at the time the option is exercised if the holder makes an election under Section 83(b) of the Code.

         If an option is exercised through the use of shares of Common Stock previously owned by the employee, then such exercise generally will not be considered a taxable disposition of the previously owned shares, and thus no gain or loss will be recognized with respect to such shares upon such exercise. However, if the previously owned shares were acquired by the exercise of an Incentive Option and the holding period requirement for those shares is not satisfied at the time they are used to exercise an Incentive Option, then such use would constitute a disqualifying disposition of such previously owned shares resulting in the recognition of ordinary income in the amount described above. If shares issuable upon exercise of an Incentive Option are withheld to pay amounts payable in connection with the exercise of such option, then such shares would be deemed to have been disposed of in a disqualifying disposition, also resulting in the recognition of ordinary income with respect to the shares withheld as described above.

         Any difference between the basis of shares of Common Stock acquired through the exercise of a Nonqualified Option (the option exercise price plus the ordinary income recognized) and the amount realized upon a subsequent sale of such shares will be treated as a short-term or long-term capital gain or loss, depending on the length of the period such shares are held prior to sale. Currently, long-term capital gains are generally taxed to an individual at a maximum rate of 20% as opposed to a maximum rate of 39.6% for ordinary income.



                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information, known to the Company with respect to the beneficial ownership of its Common Stock as of the Record Date for (i) each person who is known to the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers and (iv) all directors and executive officers as a group.


----------------------------------------------------------------------------------------------------------------------------------
                                                                       Number of Shares          Percentage of
Name and Address                                                       Beneficially              Total Voting
of Beneficial Owner (1)                                                Owned                     Shares (2)
----------------------------------------------------------------------------------------------------------------------------------
Barbara Conrad                                                         7,800,000  (3), (4)         65.4%
Jerry Conrad, Chairman of the Board and
  Chief Executive Officer                                                      0  (3), (5)             -
Glenn S. Koach, Director,
  President and Chief Operating Officer                                  540,966  (6), (7)          4.5%
John L. Tomlinson, Director and Vice President                            39,066  (8)               0.3%
Edward Harwood, Director                                                  99,668  (8)               0.8%
Stanley A. Gottlieb, Director                                             32,000  (8)               0.3%
Jack Kanfer, Director                                                     39,000  (8)               0.3%
Peter J. Wachtell, Director (9)                                           50,000  (10)              0.4%
Sam D. Hitner, Chief Financial Officer
  and Secretary (11)                                                      29,000  (12)              0.2%
All directors and executive officers as a group (8 persons)              829,700  (13)              7.0%
----------------------------------------------------------------------------------------------------------------------------------

(1) The address for each of the persons listed in the table above is c/o Group Long Distance, Inc., 400 East Atlantic Boulevard, Pompano Beach, Florida 33060.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying the options held by such person that are exercisable within 60 days of the date hereof, but excludes shares of Common Stock underlying options held by any other person.

(3) Barbara Conrad and Jerry Conrad are spouses. Jerry Conrad disclaims beneficial ownership of the shares of Common Stock legally and beneficially owned by Barbara Conrad.

(4) Barbara Conrad holds legal title to and voting power with respect to the shares of Common Stock listed in the table above.

(5) Mr. Conrad was appointed Chairman of the Board and Chief Executive Officer of the Company on April 13, 2001. For information regarding certain warrants issued by the Company to Mr. Conrad, see "EXECUTIVE COMPENSATION - - Employment Agreement," below.

(6) Mr. Koach became President and Chief Operating Officer of the Company on April 13, 2001. Prior to that time, he served as President and Chief Executive Officer of the Company. For information regarding certain warrants issued by the Company to Mr. Koach, see "EXECUTIVE COMPENSATION - - Employment Agreements," below.

(7) On November 18, 1999 the Company's Board of Directors granted to Mr. Koach 500,000 options to purchase shares of the Company's Common Stock. 100,000 options may be exercised at a price of $.20 per share, 100,000 options may be exercised at a price of $.40 per share, 100,000 options may be exercised at a price of $.60 per share, 100,000 options may be exercised at a price of $.80 per share and 100,000 options may be exercised at a price of $1.00 per share. All options expire on November 18, 2004.

(8) Includes options exercisable one year after grant date of November 18, 1999 to purchase 20,000 shares of Common Stock at an exercise price of $.20 per share and 5,000 shares of Common Stock at an exercise price of $.40 per share, all expiring on November 18, 2004.

(9)      Mr. Wachtell became a director of the Company on April 13, 2001.

(10) Includes 50,000 shares of Common Stock legally and beneficially owned by Mr. Wachtell. Does not include 1,560,000 shares of Common Stock in which Mr. Wachtell holds an interest, all of which shares are legally owned by Barbara Conrad. See "ACQUISITIONS AND CHANGE IN CONTROL - - Change in Control," above.

(11)     Mr. Hitner became Chief Financial Officer on September 11, 1999.

(12) Includes 25,000 currently exercisable options to purchase shares of the Company's Common Stock. 10,000 options may be exercised at a price of $.20 per share (that were repriced on December 22, 1999, from $1.375 per share), 8,750 options may be exercised at a price of $.40 per share (that were repriced on December 22, 1999, from $1.375 per share) and 6,250 options may be exercised at a price of $0.50 per share. All options expire on December 22, 2004.

(13) Includes an aggregate of currently exercisable options to purchase 625,000 shares of Common Stock.


                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

         JERRY CONRAD, 52, was appointed Chairman of the Board, a Class II Director and Chief Executive Officer of the Company on April 13, 2001. Mr. Conrad has served as the Chairman of the Board and Chief Executive Officer of each of HA and HAT since their respective formations in 1999 and 2000. He was the founder and served as the Chairman of the Board and Chief Executive Officer of Predictive Data Systems, Inc., a marketing company for insurance coverage for landlords, from 1998 to January 2001. He is the founder and has served as the Chairman of the Board and Chief Executive Officer of Primary Knowledge, Inc., a software company specializing in artificial intelligence and quantitative analysis, since 1999. He served as Chairman of the Board of Quantitative Data Systems, Inc., a developer of processes and software for business applications in the financial services industry, from 1992 through 1998. He was the founder and served as the Chairman of the Board of First National Bank of Marin Credit Card Systems, a credit card processing center, from 1992 to 1996.

         On October 19, 2000, Quentra acquired from Barbara Conrad, the wife of Mr. Conrad, all of the outstanding shares of common stock of HA, and Mr. Conrad became a director and the Chief Technology Officer of Quentra. In the period from November 3, 2000 through December 6, 2000, Mr. Conrad also served as the interim Chief Executive Officer of Quentra. On December 15, 2000, Quentra filed a petition in bankruptcy. As is described above in "ACQUISITIONS AND CHANGE IN CONTROL," on April 13, 2001, the Company acquired from Quentra all of the outstanding shares of common stock of HA.

         GLENN S. KOACH, 45, became President and Chief Operating Officer of the Company on April 13, 2001. From October 13, 1999 to that date, he served as President and Chief Executive Officer of the Company. Mr. Koach was appointed Executive Vice President of the Company on August 1, 1999 and a Director on September 11, 1999. Mr. Koach is a certified public accountant and had been a principal of Riverside Capital Advisors, a private investment company based in South Florida, from 1988 to 1997. Mr. Koach had served as Chairman of the Board of Metro Airlines from 1994 to 1997, and is also President of Harvard Corporation, a private real estate investment company.

         JOHN L. TOMLINSON, 51, has been a Class I Director of the Company since November 1995. From October 13, 1999 to April 12, 2001, he served as Chairman of the Board of the Company. In May 1999, Mr. Tomlinson was appointed as a Vice President of the Company. Mr. Tomlinson is a Certified Public Accountant and has been in private practice since 1990. Mr. Tomlinson also serves as a director of Gateway American Bank of Florida.

         STANLEY A. GOTTLIEB, 70, has been a Class III Director of the Company since December 1997. Mr. Gottlieb is an attorney. Since 1966, and prior to his retirement in December 1997, he held various positions at The Hearst Corporation, most recently as Vice President-Taxes and Assistant Treasurer. He continues to act as senior tax consultant to The Hearst Corporation.

         EDWARD HARWOOD, 75, has been a Class II Director of the Company since September 1995. For the 19 years prior to his retirement in 1989, Mr. Harwood held various executive positions with Gould Electronics Corporation, a computer manufacturing company.

         JACK KANFER, 64, has been a Class III Director of the Company since December 21, 1999. Since 1987, Mr. Kanfer has been CEO and Director of Telecom Consulting Group and B&D Telecom Corp., both privately held telecommunication companies located in Pompano Beach, Florida. From 1976 to 1987, Mr. Kanfer was a consultant specializing in turnarounds, mergers and acquisitions. Prior to 1976, Mr. Kanfer was a Senior Vice President of SCA Services, a New York Stock Exchange listed company that was acquired by Waste Management.

         PETER J. WACHTELL, 37, has for more than the past five years acted as a principal in the founding and development of nine companies engaged in the business of originating receivables in narrowly focused niche markets. These companies include Peteco, Inc., United American Funding, Inc., Consummate Group Leasing, Onyx Ventures, LLC, Commercial Lending Corporation, CLC Leasing, Inc., Judgement Finance Corporation, American Direct Credit and Aviation Finance Group, Inc.

         SAM D. HITNER, 43 has, since September 11, 1999, been the Chief Financial Officer of the Company and its subsidiaries. Mr. Hitner had been the Controller of the Company since August 1995 and Secretary since October 1997. From November 1994 to August 1995, Mr. Hitner was employed with John L. Tomlinson C.P.A., P.A., as a tax consultant.

         There are no family relationships between any of the directors and executive officers of the Company. Barbara Conrad, the holder of the right to vote approximately 69% of the outstanding shares of Common Stock of the Company, and Jerry Conrad, the Chairman of the Board and Chief Executive Officer of the Company, are spouses.


              MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

         During the fiscal year ended April 30, 2000, the Board of Directors held fourteen formal meetings, and additionally met informally on numerous occasions. All directors attended 75% or more of the aggregate number of meetings of the board and its committees on which they served.

         The following are the current members and functions of the standing committees of the Board of Directors:

         COMPENSATION AND STOCK OPTION COMMITTEE. The Compensation and Stock Option Committee is authorized and empowered to approve appointments and promotions of executive officers of the Company and to fix salaries for such officers, provided that all actions of the Compensation and Stock Option Committee must be ratified by the full Board of Directors within six months of the subject action, and to administer the 1996 Plan. During the fiscal year ended April 30, 2000, the Compensation and Stock Option Committee was composed of Messrs. Tomlinson, Harwood and Koach, and Mr. Tomlinson was the Chairman. During the fiscal year ended April 30, 2000, the Compensation and Stock Option Committee met once.

         On May 9, 2001, the Board of Directors of the Company changed the composition of the Compensation and Stock Option Committee. At present, the Compensation and Stock Option Committee is comprised of Messrs. Wachtell, Harwood and Kanfer. In addition to its other duties delineated above, the Compensation and Stock Option Committee will also administer the 2001 Plan.

          AUDIT COMMITTEE. The Audit Committee is authorized to engage the Company's independent public accountants and review with such public accountants
(i) the scope and timing of their audit services and any other services they are asked to perform, (ii) their report on the Company's financial statements following completion of their audit and (iii) the Company's policies and procedures with respect to internal accounting and financial controls. During the fiscal year ended April 30, 2000, the Audit Committee was composed of Messrs. Gottlieb, Tomlinson and Kanfer, and Mr. Gottlieb was the Chairman. The Board believes that, during the fiscal year ended April 30, 2000, all of the members of the Audit Committee, other than Mr. Tomlinson, were "independent directors" within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards. During the fiscal year ended April 30, 2000, the Audit Committee met twice. The Audit Committee has adopted and operates under a written charter, a copy of which is attached as Exhibit C to this Information Statement.

         On May 9, 2001, the Board of Directors of the Company changed the composition of the Audit Committee. At present, the Audit Committee is comprised of Messrs. Gottlieb, Kanfer and Harwood.

                             AUDIT COMMITTEE REPORT

          The Audit Committee has met and held discussions with the management of the Company and the independent auditors. As part of this process, the Audit Committee has reviewed and discussed the audited financial statements for the Company for the fiscal year ended April 30, 2000 with the Company's management and independent auditors; discussed with the independent auditors the matters required to be discussed by SAS 61; received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and discussed with the independent accountant the independent accountant's independence.

         Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended April 30, 2000 and filed with the SEC.

Audit Committee

Stanley A. Gottlieb, Chairman
John L. Tomlinson, Director
Jack Kanfer, Director

         EXECUTIVE COMMITTEE. On May 9, 2001, the Board of Directors of the Company created an Executive Committee. The function of the Executive Committee is to manage, supervise and direct the business and affairs of the Company and to exercise all authority that the Board of Directors may exercise to the extent permitted by law. The Executive Committee is comprised of Messrs. Conrad, Koach, Tomlinson and Wachtell.


                              DIRECTOR COMPENSATION

         Effective May 1997, non-employee directors of the Company receive a fee of $1,500 per month for all services rendered as a director. Prior to May 1997, directors of the Company were not compensated for their services as directors. All directors are reimbursed for reasonable expenses incurred in connection with their services rendered as directors.


                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation awarded or paid to, or earned by, the Company's President and Chief Executive Officer during the fiscal years ended April 30, 2000, 1999 and 1998. No other executive officer of the Company currently or formerly serving as an executive officer received a total salary and bonus of $100,000 for the fiscal year ended April 30, 2000. Accordingly, no information is reported for such persons.



                                            Summary Compensation Table

------------------------------------------ ------   ---------------------------------------  -------------------------------
                                                                                                   Long Term Compensation
                                                             Annual Compensation               -----------------------------
                                                    --------------------------------------       Awards         Payouts
                                                                                 Other         ----------    ---------------
                                                                                 Annual        Securities     All Other
                                           Fiscal                              Compensation    Underlying    Compensation
  Name and Principal Position               Year     Salary ($)     Bonus ($)       $          Options #)        ($)
------------------------------------------ ------   -----------    ----------  ------------  ------------    --------------
Glenn S. Koach                              2000     $103,952      $15,000       $4,112(1)      500,000(2)        $1,212(3)
    President and Chief                     1999           --           --           --              --               --
    Executive Officer                       1998           --           --           --              --               --
------------------------------------------ ------   -----------    ----------  ------------  ------------    --------------

Sam D. Hitner                               2000     $ 81,315       $7,500       $3,320(4)       25,000(5)        $  687(3)
    Chief Financial Officer
    and Secretary
------------------------------------------ ------   -----------    ----------  ------------  ------------    --------------
Gerald M. Dunne, Jr. (6)                    2000     $269,686      $27,000      $31,285(7)           --               --
    Former Chairman, CEO                    1999     $165,000      $36,000      $17,801(7)           --(8)        $4,500(9)
    and President                           1998     $150,000     $255,000      $21,296(7)           --           $4,500(9)
------------------------------------------ ------   -----------    ----------  ------------  ------------    --------------
Peter J. Russo (10)                         2000     $165,847       $6,000       $4,287(11)          --               --
    Former Chief Financial Officer          1999     $100,000      $18,000      $10,043(11)          --(8)        $3,000(9)
                                            1998     $ 85,000      $70,000       $9,132(11)          --           $2,550(9)
------------------------------------------ ------   -----------    ----------  ------------  ------------    --------------

(1) In October 1999, Mr. Koach was appointed President and Chief Executive Officer of the Company and its subsidiaries. For Mr. Koach, the fiscal year 2000 amount includes auto expenses of $3,500 and medical expense coverage of $612.

(2) On November 18, 1999, the Company's Board of Directors granted to Mr. Koach 500,000 options to purchase shares of the Company's Common Stock. 100,000 options may be exercised at a price of $.20 per share, 100,000 options may be exercised at a price of $.40 per share, 100,000 options may be exercised at a price of $.60 per share, 100,000 options may be exercised at a price of $.80 per share and 100,000 options may be exercised at a price of $1.00 per share. All options expire on November 18, 2004.

(3) In January 2000, the Company commenced its Simple IRA plan. The amount reported represents the Company's matching contribution for the fiscal year ended April 30, 2000.

(4) On September 11, 1999, Mr. Hitner was appointed Chief Financial Officer and Secretary of the Company. For Mr. Hitner, the fiscal year 2000 amount includes medical expense coverage of $3,320.

(5) Mr. Hitner has been granted 25,000 stock options under the Company's 1996 Stock Option Plan to purchase shares of the Company's Common Stock. 10,000 options may be exercised at a price of $.20 per share (that were repriced on December 22, 1999, from $1.375 per share), 8,750 options may be exercised at a price of $.40 per share (that were repriced on December 22, 1999, from $1.375 per share) and 6,250 options may be exercised at a price of $0.50 per share. All options expire on December 22, 2004.

(6) On October 13, 1999, Mr. Dunne resigned as President, Chief Executive Officer and a Director of the Company and each of its subsidiaries. In connection with Mr. Dunne's resignation, on October 13, 1999, the Company and Mr. Dunne entered into a Separation Agreement pursuant to which the Company agreed to pay Mr. Dunne severance pay of $190,000, less all applicable employment withholding taxes. The remaining amount was paid by the Company during the fiscal year ended April 30, 2000 in such amounts, to such parties, at such dates and upon the satisfaction of certain conditions as set forth in the Separation Agreement. The $190,000 severance pay has been included in the above table under salary for the fiscal year ended April 30, 2000.

(7) For Mr. Dunne, the fiscal year 2000 amount includes auto expenses of $24,846 and medical expense coverage of $6439, the fiscal year 1999 amount includes auto expenses of $11,982 and medical expense coverage of $5,819, and the fiscal year 1998 amount includes auto expenses of $17,123 and medical expense coverage of $4,173.

(8) On July 2, 1998, the Company's Board of Directors granted 75,000 options and 30,000 options to purchase shares of Common Stock at $1.375 per share to Mr. Dunne and Mr. Russo, respectively. These options have both subsequently terminated. On October 9, 1998, the Company's Board of Directors granted 125,000 options and 50,000 options to purchase shares of Common Stock at $0.50 per share to Mr. Dunne and Mr. Russo, respectively. These options have both subsequently terminated.

(9) In April 1997, the Company commenced its 401(k) plan. The amount reported represents the Company's matching contribution for the fiscal year ended April 30, 1999. The plan was terminated in March 1999.

(10) On September 11, 1999, Mr. Russo resigned as Chief Financial Officer and as a Director of the Company and it subsidiaries. In connection with Mr. Russo's resignation, on September 11, 1999, the Company and Mr. Russo entered into a Separation Agreement pursuant to which the Company agreed to pay to Mr. Russo severance pay of $120,000, $60,000 of which was paid on September 11, 1999 and $60,000 payable in $10,000 monthly payments in connection with the

Separation Agreement. As at April 30, 2000, the Company had paid all monies pursuant to the Separation Agreement. The $120,000 severance pay has been included in the above table under salary for the year ended April 30, 2000.

(11) For Mr. Russo, the fiscal year 2000 amount includes auto expenses of $2,383 and medical expense coverage of $1,904, the fiscal year 1999 amount includes auto expenses of $4,800 and medical expense coverage of $5,243, and the fiscal year 1998 amount includes auto expenses of $4,800 and medical expense coverage of $4,032.

         The following table provides certain information regarding the stock options granted during the fiscal year ended April 30, 2000 to certain of the Company's executive officers and former executive officers named in the Summary Compensation Table.


                      Option Grants For the Fiscal Year Ended April 30, 2000

--------------------------------------------------------------------------------------------------------------
                            Number of              % of Total
                            Securities           Options Granted              Exercise of
                         Underlying Options       to Employees                Base Price
Name                      Granted (#)(1)          in Fiscal Year                $/Share        Expiration Date
--------------------------------------------------------------------------------------------------------------
Glenn S. Koach               500,000(1)                 100%                       --              11/18/2004
President and
Chief Executive
Officer
------------------------ ------------------       ---------------         ---------------      ---------------
Sam D. Hitner                    --                      --                        --                  --
Chief Financial Officer
and Secretary
------------------------ ------------------       ---------------         ---------------      ---------------
Gerald M. Dunne, Jr.             --(2)                   --                                            --
Former Chairman,
CEO and President
------------------------ ------------------       ---------------         ---------------      ---------------
Peter J. Russo                   --(2)                   --                        --                  --
Former Chief Financial
Officer
------------------------ ------------------       ---------------         ---------------      ---------------

(1) On November 18, 1999, the Company's Board of Directors granted to Mr. Koach 500,000 options to purchase shares of the Company's Common Stock. 100,000 options may be exercised at a price of $.20 per share, 100,000 options may be exercised at a price of $.40 per share, 100,000 shares of Common Stock at an exercise price of $.60 per share, 100,000 options may be exercised at a price of $.80 per share and 100,000 options may be exercised at a price of $1.00 per share. All options expire on November 18, 2004.

(2) Messrs. Dunne and Russo have terminated their employment with the Company, and all of their options have expired.

         The following table sets forth certain information for the executive officers and former executive officers named in the Summary Compensation Table with respect to the exercise of options to purchase shares of Common Stock during the fiscal year ended April 30, 2000 and the number and value of securities underlying unexercised options held by these former executive officers as of April 30, 2000.

                                   Aggregated Option Exercises In the Year Ended
                                 April 30, 2000 and Fiscal Year-End Option Values

----------------------------------   ---------------  --------------     --------------------------       --------------------------
                                                                                  Number of
                                                                            Securities Underlying          Value of Unexercised
                                        Shares                               Unexercised Options            In-the-Money Options
                                       Acquired on                         Held at April 30, 2000            at April 30, 2000
   Name                                Exercise (#)   Value Realized     Exercisable/Unexercisable        Exercisable/Unexercisable
----------------------------------   ---------------  --------------     --------------------------       --------------------------

Glenn S. Koach                                 --              --                    500,000/0 (1)                    $0/$0
President and Chief Executive
Officer
----------------------------------   ---------------  --------------     --------------------------       --------------------------
Sam D. Hitner                                  --              --                     25,000/0 (2)                    $0/$0
Chief Financial Officer
and Secretary
----------------------------------   ---------------  --------------     --------------------------       --------------------------
Gerald M. Dunne, Jr.                           --              --                          0/0 (3)                   $0/$0
Former Chairman, CEO
and President
----------------------------------   ---------------  --------------     --------------------------       --------------------------
Peter J. Russo                                 --              --                          0/0 (3)                   $0/$0
Former Chief Financial Officer
----------------------------------   ---------------  --------------     --------------------------       --------------------------

(1) On November 18, 1999, the Company's Board of Directors granted to Mr. Koach 500,000 options to purchase shares of the Company's Common Stock. 100,000 options may be exercised at a price of $.20 per share, 100,000 options may be exercised at a price of $.40 per share, 100,000 options may be exercised at a price of $.60 per share, 100,000 options may be exercised at a price of $.80 per share and 100,000 options may be exercised at a price of $1.00 per share. All options expire on November 18, 2004.

(2) Mr. Hitner has been granted 25,000 stock options under the Company's 1996 Stock Option Plan to purchase shares of the Company's Common Stock. 10,000 options may be exercised at a price of $.20 per share (that were repriced on December 22, 1999, from $1.375 per share), 8,750 options may be exercised at a price of $.40 per share (that were repriced on December 22, 1999, from $1.375 per share) and 6,250 options may be exercised at a price of $0.50 per share. All options expire on December 22, 2004.

(3) Messrs. Dunne and Russo have terminated their employment with the Company, and all of their options have expired.

EMPLOYMENT AGREEMENTS
---------------------

         On April 13, 2001, the Company and Jerry Conrad entered into an employment agreement which provides for the employment of Mr. Conrad as the Company's Chairman of the Board and Chief Executive Officer at an annual salary of $300,000 through April 30, 2006. The agreement is automatically renewed for a five year period, unless either party to the agreement gives written notice to the other not later than December 31, 2005. The agreement provides for the payment of annual bonuses in the discretion of the Board of Directors. The agreement provides that in the event of termination for cause, Mr. Conrad shall not be entitled to receive any further installments of base salary or other compensation, including severance payments. In the event of termination without cause or for good reason, Mr. Conrad will receive severance payments totaling two years of his then annual base salary. The agreement also includes a two year agreement not to compete commencing on the date of termination.

         Pursuant to the employment agreement described in the immediately preceding paragraph, on April 13, 2001, warrants to purchase 250,000 shares of Common Stock were issued to Mr. Conrad. The warrants are exercisable in installments, commencing one year from and after the date of issuance, at a purchase price of $1.25 per share.

         On April 13, 2001, the Company and Glenn S. Koach entered into an employment agreement which provides for the employment of Mr. Koach as the Company's President and Chief Operating Officer at an annual salary of $240,000 through April 30, 2004. The agreement is automatically renewed for a three year period, unless either party to the agreement gives written notice to the other not later than December 31, 2003. The agreement provides for the payment of annual bonuses in the discretion of the Board of Directors. The agreement provides that in the event of termination for cause, Mr. Koach shall not be entitled to receive any further installments of base salary or other compensation, including severance payments. In the event of termination without cause or for good reason, Mr. Koach will receive severance payments totaling two years of his then annual base salary. The agreement also includes a two year agreement not to compete commencing on the date of termination.

         Pursuant to the employment agreement described in the immediately preceding paragraph, on April 13, 2001, warrants to purchase 250,000 shares of Common Stock were issued to Mr. Koach. The warrants are exercisable in installments, commencing one year from and after the date of issuance, at a purchase price of $1.25 per share.

         The new employment agreement between the Company and Mr. Koach replaces the employment agreement that had been in effect between the Company and Mr. Koach since November 1999. Pursuant to the old agreement, Mr. Koach had been employed as the Company's President and Chief Executive Officer with an annual base salary of $150,000 per year. The old agreement was automatically renewed for one-year periods, unless either party to the agreement gives written notice to the other party not less than ninety days prior to the expiration of such period. The old agreement provided for a bonus based on the Company's performance, profitability, positive cash flow and other factors as were determined by the Option and Compensation Committee of the Board of Directors. Mr. Koach was granted the stock options described under "Security Ownership of Certain Beneficial Owners and Management." The old agreement provided that in the event of termination for cause, Mr. Koach would not have been entitled to receive any further installments of base salary or other compensation, including severance payments. In the event of termination without cause, Mr. Koach would have received a severance payment equal to three months of his then annual base salary. The old agreement also included a three-month agreement not to compete commencing on the date of termination.

         In February 2000, the Company and Mr. Hitner entered into a one year employment agreement providing for his employment as the Company's Chief Financial Officer with an annual base salary of $85,000 per year. The agreement shall be automatically renewed for one year periods, unless either party to the agreement gives written notice to the other party not less than ninety days prior to the expiration of such period. The agreement provides for a bonus based on the Company's performance, profitability, positive cash flow and other factors as may be determined by the President of the Company. Mr. Hitner shall also be entitled to stock options in accordance with the Company's 1996 Stock Option. The agreement provides that in the event of termination for cause, Mr. Hitner shall not be entitled to receive any further installments of base salary or other compensation, including severance payments. In the event of termination without cause, Mr. Hitner will receive a severance payment equal to six months of his then annual base salary and all benefits. The agreement also includes a six-month agreement not to compete commencing on the date of termination.

         In December 2000, the Company and Mr. Hitner entered into an amendment to his employment agreement. Pursuant to the amendment, if a "change in control" of the Company occurs, then, upon termination of his employment without cause, Mr. Hitner will receive a severance payment equal to twelve months of his then annual base salary and all benefits. As a result of the transactions described above under "ACQUISITIONS AND CHANGE IN CONTROL," a "change in control" of the Company has occurred under the amendment to Mr. Hitner's employment agreement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         As is described above under "ACQUISITIONS AND CHANGE IN CONTROL," on April 13, 2001, the Company and Barbara Conrad entered into an Exchange Agreement and a Second Exchange Agreement. Pursuant to the Exchange Agreement, among other things, the Company acquired 80% of the outstanding shares of common stock of HAT in exchange for 7,800,000 shares of Common Stock and, pursuant to the Second Exchange Agreement, the Company agreed to acquire the remaining 20% of the outstanding shares of common stock of HAT in exchange for 2,200,000 shares of Common Stock. The acquisition by the Company of the remaining 20% of the outstanding shares of common stock of HAT is subject to certain conditions, including an increase in the number of authorized shares of Common Stock. Barbara Conrad and Jerry Conrad, the Chairman of the Board and Chief Executive Officer of the Company, are spouses. Also see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT," above.

         As of April 13, 2001, Primary Knowledge, Inc. entered into an agreement to sublease approximately 8,500 square feet of office space, on a month-to-month basis, to HA at a monthly rental of $17,784.90. Stacie Gaut, the daughter of Jerry and Barbara Conrad, is the sole shareholder of Primary Knowledge, Inc., and Jerry Conrad serves as the Chairman of the Board and Chief Executive Officer of Primary Knowledge, Inc. The Company believes that the terms of the lease agreement are substantially similar to those that could be secured from an unaffiliated sublessor of comparable office space in the Irvine, California area.

         In September 1995, John L. Tomlinson, Vice President and Chairman of the Board of the Company, and Philip C. Cezeaux, an unaffiliated third-party, loaned the Company an aggregate principal amount of $100,000, for which the Company issued its unsecured promissory note. The interest rate on the promissory note adjusted semi-annually based on the prime rate plus 2% and principal and interest was payable in equal monthly installments of $2,600 until September 1999. The promissory note was repaid in full in February 1999. As an inducement for the loan, the Company issued options in September 1995 to Messrs. Tomlinson and Cezeaux to purchase 47,635 shares of Common Stock at a price of $3.15 per share. These options expired on September 30, 1997, and 16,700 shares were exercised in September 1997.

         For the year ended April 30, 2000 and 1999, John L. Tomlinson Chairman of the Board and a director of the Company performed taxation services for the Company. John L. Tomlinson CPA, PA was paid for these services approximately $17,000 and $19,000 for the fiscal years ending April 30, 2000 and 1999, respectively. In May 1999, Mr. Tomlinson was appointed a Vice President of the Company.

         On September 11, 1999, Mr. Peter Russo resigned as Chief Financial Officer and a Director of the Company and it subsidiaries. On September 11, 1999, the Company entered into a Consulting Agreement with Torbay Management Services, Inc., a corporation controlled by Mr. Russo ("Torbay"), pursuant to which Torbay provided consulting services to the Company. Torbay received a monthly consulting fee of $6,000 for the four-month term of the agreement. As at February 11, 2000, the Company had paid Torbay $24,000 in consulting fees. The Consulting Agreement was not renewed after the initial four-month term.

         On October 13, 1999, Mr. Gerald M. Dunne, Jr. resigned as President, Chief Executive Officer and a Director of the Company and each of its subsidiaries. In connection with Mr. Dunne's resignation, on October 13, 1999, the Company and Mr. Dunne entered into a Separation Agreement (the "Separation Agreement") pursuant to which the Company agreed to pay Mr. Dunne severance pay of $190,000, less all applicable employment withholding taxes. Pursuant to the Separation Agreement, Mr. Dunne is also subject to confidentiality and non-compete provisions. Pursuant to the Separation Agreement, Mr. Dunne is also to receive health insurance benefits for two years, coverage under the Company's Directors and Officers insurance policy for two years and a car allowance for one year effective September 1, 1999. Pursuant to the Separation Agreement, Mr. Dunne and the Company have also released each other against any and all claims that either may have against each other in connection with Mr. Dunne's employment by the Company. As at February 11, 2000, the Company has paid out $188,968 pursuant to the Separation Agreement. Pursuant to the Separation Agreement, the Company may engage Mr. Dunne as a consultant from time to time and Mr. Dunne will be compensated at the rate of $250 per hour for such services. As at February 11, 2000, the Company had paid out $500 to Mr. Dunne as consultant.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Grant Thornton, LLP ("Grant Thornton") served as the independent certified public accountants of the Company for the fiscal year ended April 30, 2000 and for the fiscal year ended April 30, 2001.

AUDIT FEES
----------

         The aggregate fees billed by Grant Thornton for professional services rendered for the audit of the Company's financial statements for the fiscal year ended April 30, 2000 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended April 30, 2000 were $65,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
------------------------------------------------------------

         Grant Thornton did not bill any fees to the Company for professional services relating to financial systems design and implementation during the fiscal year ended April 30, 2000.

ALL OTHER FEES
--------------

         The aggregate fees billed by Grant Thornton to the Company for professional services relating to tax planning during the fiscal year ended April 30, 2000 were $11,000 and the aggregate fees billed by Grant Thornton to the Company for professional services relating to litigation support during the fiscal year ended April 30, 2000 were $3,752.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of any registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") reports of ownership of the Common Stock of the Company. Reporting persons are required by SEC regulation to furnish the Company with copies of all such reports that they file. All of the Company's then directors and executive officers were delinquent in filing certain reports as of April 30, 2000. In August 2000, Messrs. Koach, Hitner, Gottlieb, Harwood, Kanfer and Tomlinson filed various Forms 3 and 4 with the SEC. At this time, the Company believes that all of its directors and executive officers have filed all required reports.

                                    EXHIBIT A

         RESOLVED, that Article VII of the Amended and Restated Articles of Incorporation of Group Long Distance, Inc., a Florida corporation, is hereby deleted in its entirety, and the following Article VII is hereby inserted in its place:


                          "ARTICLE VII - CAPITAL STOCK

         The total number of shares of capital stock which the Corporation shall have the authority to issue is One Hundred Twenty Million (120,000,000) shares, consisting of Twenty Million (20,000,000) shares of Preferred Stock having no par value per share and One Hundred Million (100,000,000) shares of Common Stock having no par value per share.

         The Board of Directors of the Corporation is authorized, subject to the limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series and, by filing articles of amendment pursuant to the applicable law of the State of Florida, to establish from time to time the number of shares of Preferred Stock to be included in each such series and to determine and fix the designations, powers, preferences and rights of the shares of each such series (including without limitation the voting rights, dividend rights and preferences, liquidation rights and preferences, and conversion rights, if any, thereof) and the qualifications, limitations and restrictions thereof.

         All shares of Common Stock shall be identical with each other in every respect, and the holders thereof shall be entitled to one vote for each share of Common Stock upon all matters upon which the shareholders have the right to vote.

         The holders of record of any outstanding shares of Preferred Stock shall be entitled to dividends if, when and as declared by the Board of Directors of the Corporation, at such rate per share, if any, and at such time and in such manner, as shall be determined and fixed by the Board of Directors of the Corporation in the articles of amendment authorizing the series of Preferred Stock of which such shares are a part. No dividends shall be declared and paid, or declared and set aside for payment, on the shares of Common Stock unless and until all dividends, current and accumulated, if any, accrued on the outstanding shares of Preferred Stock shall be declared and paid or a sufficient amount shall have been set aside for the payment thereof.

         In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of record of the outstanding shares of Preferred Stock shall be entitled to receive such amount, if any, for each share of Preferred Stock, as the Board of Directors of the Corporation shall determine and fix in the articles of amendment authorizing the series of Preferred Stock of which such shares of Preferred Stock are a part, and no more. If the assets of the Corporation shall not be sufficient to pay to all holders of Preferred Stock the amounts to which they would be entitled in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, then the holders of record of each series of Preferred Stock which is entitled to share in the assets of the Corporation in any such event shall be entitled to share in the assets of the Corporation to the extent, if any, and in the manner, determined by the Board of Directors of the Corporation in the articles of amendment authorizing the series of Preferred Stock of which such shares are a part, and no more, and, in any such case, the holders of record of shares of Preferred Stock of the same series shall be entitled to share ratably in accordance with the number of shares of Preferred Stock of the series so held of record by them to the extent, if any, that the series is entitled to share in the assets of the Corporation in such event. No payment shall be made to the holders of shares of Common Stock of the Corporation in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation unless the holders of record of shares of Preferred Stock shall have been paid the full amount to which they shall be entitled in such event or unless a sufficient amount shall have been set aside for such payment."

                                    EXHIBIT B

                            GROUP LONG DISTANCE, INC.

                         2001 EMPLOYEE STOCK OPTION PLAN
                         -------------------------------


                                    ARTICLE I

                            PURPOSE AND EFFECTIVENESS
                            -------------------------

         1.1 PURPOSE. The purpose of the Group Long Distance, Inc. 2001 Employee Stock Option Plan (the "Plan") is to promote the success of Group Long Distance, Inc., a Florida corporation (the "Company"), by providing a method whereby eligible employees of the Company and its Subsidiaries (as hereinafter defined) may be awarded additional remuneration for services rendered and encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company's businesses, encouraging them to remain in the employ of the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company. The Plan is also intended to aid in attracting persons of exceptional ability to become officers and employees of the Company and its Subsidiaries.

         1.2 EFFECTIVE DATE. The Plan shall take effect upon the date of its adoption by the Board (as hereinafter defined).

         1.3 SHAREHOLDER APPROVAL. The Plan shall be subject to the approval of the holders of a majority of the outstanding voting securities of the Company.


                                   ARTICLE II

                                   DEFINITIONS

         2.1 CERTAIN DEFINED TERMS. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

             "Affiliate" of the Company means any corporation, partnership, or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

             "Agreement" means the stock option agreement specified in Section 7.5, both individually and collectively, as the context may require.

             "Approved Board" means a Board that, as of a given date, is comprised of individuals at least a majority of whom have continuously served as directors of the Company during the period of two years ending on such date, unless the election of each director who was not a director at the beginning of such two year period was approved in advance by the directors representing at least two-thirds of the directors then in office who were directors at the beginning of such two year period.

             "Approved Change in Control of the Company" means any transaction or series of transactions which:

                           (i) results, or is reasonably anticipated to result, in a Change in Control of the Company;

                           (ii) is approved by the requisite vote of an Approved Board pursuant to, and in accordance with, applicable law and the Articles of Incorporation and Bylaws of the Company; and

                           (iii) if required by applicable law or the Articles of Incorporation or Bylaws of the Company, is approved by the requisite vote of the shareholders of the Company pursuant to, and in accordance with, applicable law and the Articles of Incorporation and Bylaws of the Company.

             "Award" means grants of Options under this Plan.

             "Board" means the Board of Directors of the Company.

             "Change in Control of the Company" means any change in control of the Company of a nature which would be required to be reported (a) in response to Item 6(e) of Schedule 14A of Regulation 14A, as in effect on the Effective Date of this Plan, promulgated under the Exchange Act, (b) in response to Item 1 of the Current Report on Form 8-K, as in effect on the Effective Date of this Plan, promulgated under the Exchange Act, or (c) in any filing by the Company with the United States Securities and Exchange Commission; provided, however, that, without limitation, a Change in Control of the Company shall be deemed to have occurred if:

                           (i) any "person" (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company, any Subsidiary of the Company or any compensation, retirement, pension or other employee benefit plan or trust of the Company or any Subsidiary of the Company, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company or any successor to the Company (whether by merger, consolidation or otherwise) representing fifteen percent (15%) or more of the combined voting power of the Company's then outstanding securities;

                           (ii) during any period of two consecutive years, the individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority of such Board of Directors, unless the election of each director who was not a director at the beginning of such period has been approved in advance by the directors representing at least two-thirds of the directors then in office who were directors at the beginning of such period;

                           (iii) any "person" (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company, any Subsidiary of the Company or any compensation, retirement, pension or other employee benefit plan or trust of the Company or any Subsidiary of the Company, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of HA or HAT, respectively, or any successor to HA or HAT, respectively (whether by the acquisition of securities, exercise of warrants, merger, consolidation, reorganization or otherwise) representing a majority of the combined voting power of the then outstanding securities of HA or HAT, as the case may be;

                           (iv) the Company shall merge or consolidate with or into another corporation or other entity, or enter into a binding agreement to merge or consolidate with or into another corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving corporation or entity) not less than eighty-five percent (85%) of the combined voting power of the voting securities of the Company or such surviving corporation or entity outstanding immediately after such merger or consolidation;

                           (v) HA shall merge or consolidate with or into another corporation or other entity, or enter into a binding agreement to merge or consolidate with or into another corporation or other entity, other than a merger or consolidation which would result in the voting securities of HA outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving corporation or entity) not less than a majority of the combined voting power of the voting securities of HA or such surviving corporation or entity outstanding immediately after such merger or consolidation;

                           (vi) HAT shall merge or consolidate with or into another corporation or other entity, or enter into a binding agreement to merge or consolidate with or into another corporation or other entity, other than a merger or consolidation which would result in the voting securities of HAT outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving corporation or entity) not less than a majority of the combined voting power of the voting securities of HAT or such surviving corporation or entity outstanding immediately after such merger or consolidation;

                           (vii) the Company shall sell, lease, exchange, transfer, convey or otherwise dispose of all or substantially all of its assets, or enter into a binding agreement for the sale, lease, exchange, transfer, conveyance or other disposition of all or substantially all of its assets, in one transaction or in a series of related transactions;

                           (viii) either or both of HA and HAT shall sell, lease, exchange, transfer, convey or otherwise dispose of all or substantially all of its respective assets, or enter into a binding agreement for the sale, lease, exchange, transfer, conveyance or other disposition of all or substantially all of its respective assets, in one transaction or in a series of related transactions;

                           (ix) the Company shall liquidate or dissolve, or any plan or proposal shall be adopted for the liquidation or dissolution of the Company; or

                           (x) either or both of HA and HAT shall liquidate or dissolve, or any plan or proposal shall be adopted for the liquidation or dissolution of either or both of HA and HAT;

provided, however, that any of the foregoing transactions between or among (A) any or all of the Company and any Subsidiary or Subsidiaries of the Company, or
(B) any Subsidiaries of the Company, shall not be deemed to constitute a "Change in Control of the Company" hereunder.

             "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

             "Committee" means the committee of the Board appointed pursuant to
Section 3.1 to administer the Plan.

             "Common Stock" means the common stock, no par value per share, of the Company.

             "Company" means Group Long Distance, Inc., a Florida corporation.

             "Disability" means any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months and which prevents the Holder from being able to be engaged in any substantial gainful employment or activity. If any disagreement or dispute shall arise between the Company or any Subsidiary or Affiliate of the Company and the Holder as to whether the Holder suffers from any Disability, then the Holder shall submit to the physical or mental examination of a licensed physician, who shall be mutually selected by the Company and the Holder, and such physician shall make the determination of whether the Holder suffers from any Disability. In the absence of fraud or bad faith, the determination of such physician shall be final and binding upon the Company and the Holder. The entire cost of any such examination shall be borne by the Company.

             "Effective Date" means the date on which the Plan becomes effective pursuant to Section 1.2.

             "equity securities" shall have the meaning ascribed to such term in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.

             "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

             "Fair Market Value" of a share of Common Stock on any day means the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on NASDAQ or, if not reported on NASDAQ, as quoted by the National Quotation Bureau Incorporated, or if the Common Stock is listed on an exchange, on the principal exchange on which the Common Stock is listed. If for any day the Fair Market Value of a share of Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

             "HA" means HomeAccess Microweb, Inc., a California corporation.

             "HAT" means HA Technology, Inc., a Delaware corporation

             "Holder" means an officer or employee of the Company or a Subsidiary who has received an Award under this Plan.

             "Incentive Stock Option" means a stock option granted under Article VI which is intended to be an incentive stock option within the meaning of
Section 422 of the Code.

             "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotation System.

             "Nonqualified Stock Option" means a stock option granted under
Article VI that is designated as a nonqualified stock option and which will not be treated as an incentive stock option within the meaning of Section 422 of the Code.

             "Option" means any Incentive Stock Option or Nonqualified Stock Option.

             "Plan" has the meaning ascribed thereto in Section 1.1.

             "qualified domestic relations order" means a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

             "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor Rule. References to paragraphs of Rule 16b-3 shall include the comparable provisions of any successor Rule.

             "Subsidiary" of the Company means any present or future subsidiary (as defined in Section 424(f) of the Code) of the Company. An entity shall be deemed a subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

             "10% shareholder" means a grantee of an Incentive Stock Option under the Plan who, at the time such Option is granted, owns (or is considered as owning within the meaning of Section 424 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.


                                   ARTICLE III

                                 ADMINISTRATION

         3.1 COMMITTEE.
             ---------

             (a) The Plan shall be administered by the Stock Option Committee of the Board unless a different committee is appointed by the Board.

             (b) The Committee shall be comprised of not less than two persons. Each member of the Committee shall be a member of the Board who during the one year period prior to service on the Committee was, and during such service is, a "Non-Employee Director," as such term is defined and utilized in Rule 16b-3. Subject to the foregoing, the Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee.

             (c) The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

         3.2 POWERS.
             ------

             (a) The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board, to grant to eligible persons Options under Article VI of the Plan, to determine the restrictions, terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan, and to supervise the administration of the Plan.

             (b) The Committee shall have sole authority in the selection of employees and officers of the Company to whom Awards may be granted under the Plan and in the determination of the timing, pricing, terms, conditions, restrictions and amount of any such Award, subject only to the express provisions of the Plan.

             (c) Without limiting the generality of Sections 3.2(a) and 3.2(b), the Committee shall have the authority to condition any Award, in whole or in part, on performance or other criteria established by the Committee at the time of grant. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company and its Subsidiaries and such other factors as the Committee in its discretion deems relevant, and may consult with, and give such consideration to the recommendations of, management of the Company as the Committee deems desirable.

         3.3 INTERPRETATION. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons. No member of the Committee shall be liable for any action or determination made or taken by him or the Committee in good faith with respect to the Plan.

                                   ARTICLE IV

                           SHARES SUBJECT TO THE PLAN
                           --------------------------

         4.1 NUMBER OF SHARES. Subject to the provisions of this Article IV, the maximum number of shares of Common Stock reserved for Awards under this Plan shall be One Million Five Hundred Thousand (1,500,000) shares. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to any Award granted under the Plan that shall expire, terminate or be annulled for any reason without having been exercised shall again be available for purposes of the Plan.

         4.2 ADJUSTMENTS. If the Company subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock (by reverse stock split, reclassification or otherwise), or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event (including mergers or consolidations) affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in its sole discretion and in such manner as the Committee may deem equitable and appropriate, make such adjustments to any or all of (i) the number and kind of shares which thereafter may be awarded, optioned, or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing; provided, however, that the number of shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.


                                    ARTICLE V

                                   ELIGIBILITY
                                   -----------

         5.1 GENERAL. The persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall be such employees (including officers and, subject to Section 5.2, directors who are also employees) of the Company and its Subsidiaries as the Committee shall select. Awards may be made to employees who hold or have held Awards under this Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.

         5.2 INELIGIBILITY. No member of the Committee, while serving as such, shall be eligible to receive an Award under the Plan.

                                   ARTICLE VI

                                  STOCK OPTIONS
                                  -------------

         6.1 GRANT OF OPTIONS. Subject to the limitations of the Plan, the Committee shall designate from time to time those eligible employees to be granted Options, the time when each Option shall be granted to such eligible employees, the number of shares subject to such Option, whether such Option is an Incentive Stock Option or a Nonqualified Stock Option, the restrictions, terms and conditions of such Option and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option. Subject to the other provisions of the Plan, the same person may receive Incentive Stock Options and Nonqualified Stock Options at the same time and pursuant to the same Agreement, provided that Incentive Stock Options and Nonqualified Stock Options are clearly designated as such.

         6.2 OPTION PRICE. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be more than, less than or equal to the Fair Market Value of the Common Stock as of the date the Option is granted; provided, however, that the exercise price of an Incentive Stock Option at the time of grant thereof shall:

             (a) if such Incentive Stock Option is being granted to a 10% shareholder, be at least One Hundred Ten percent (110%) of the Fair Market Value of the Common Stock subject thereto as of the date of grant; and

             (b) if such Incentive Stock Option is being granted to any other person, be at least One Hundred percent (100%) of the Fair Market Value of the Common Stock subject thereto as of the date of grant.

         6.3 LIMITATION ON GRANTS. No Options may be granted to any person as Incentive Stock Options for which the Fair Market Value (determined as of the time an Incentive Stock Option is granted to such person) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by such person during any calendar year under all plans of the Company and its Subsidiaries shall exceed One Hundred Thousand Dollars ($100,000). If an Option which would otherwise qualify as an Incentive Stock Option becomes exercisable for the first time in any calendar year for shares of Common Stock having a Fair Market Value (determined as of the time such Option is granted) in excess of One Hundred Thousand Dollars ($100,000), then the portion of such Option in respect of such excess shares shall be deemed to be a Nonqualified Stock Option.

         6.4 TERM OF OPTIONS. Subject to the provisions of the Plan with respect to death, retirement and termination of employment, each Option shall be exercisable for such period as the Committee shall determine as set forth in the applicable Agreement, but not more than (i) five years from the date of grant in the case of Incentive Stock Options held by 10% shareholders and (ii) ten years from the date of grant in the case of all other Incentive Stock Options.

         6.5 EXERCISE OF OPTIONS. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and this Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

         6.6 MANNER OF EXERCISE.
             ------------------

             (a) FORM OF PAYMENT. An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 7.10 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) promissory note, (iv) whole shares of Common Stock already owned by the Holder, (v) the withholding of shares of Common Stock issuable upon such exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, (vii) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Florida Business Corporation Act. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate. Without limiting the generality of the foregoing, if a Holder is permitted to elect to have shares of Common Stock issuable upon exercise of an Option withheld to pay all or any part of the amounts payable in connection with such exercise, then the Committee shall have the sole discretion to approve or disapprove such election, which approval or disapproval shall be given after such election is made, and the making of such election (including the related exercise of the Option) shall (to the extent necessary) comply with the requirements for exemptive relief under Rule 16b-3, including, to the extent necessary and without limitation, paragraphs (e) and (f) thereof.

             (b) VALUE OF SHARES. Shares of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

             (c) ISSUANCE OF SHARES. The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 7.10, and within a reasonable time thereafter such transfer shall be evidenced on the books of the Company. No Holder or other person exercising an Option shall have any of the rights of a shareholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

         6.7 NONTRANSFERABILITY. Options shall not be transferable other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Holder thereof only by such Holder (or, in the event the Holder is held to be legally incompetent under applicable state law, by his or her court appointed legal representative if such legal representative stands in a fiduciary relationship to the incompetent and acts subject to court supervision). Notwithstanding the provisions of the immediately preceding sentence, Nonqualified Stock Options granted under the Plan may be transferred during the lifetime of the Holder pursuant to a qualified domestic relations order, and may thereafter be exercised by the transferee.


                                   ARTICLE VII

                               GENERAL PROVISIONS
                               ------------------

         7.1 ACCELERATION OF OPTIONS.
             -----------------------

             (a) DEATH OR DISABILITY. If a Holder's employment shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period or vesting schedule in any Agreement or in the Plan, unless the applicable Agreement provides otherwise, each outstanding Option granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby.

             (b) CHANGE IN CONTROL OF THE COMPANY. Upon the occurrence of any Change in Control of the Company, notwithstanding any contrary waiting period, installment period or vesting schedule in any Agreement or in the Plan, unless the applicable Agreement provides otherwise, each such outstanding Option granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby.

             (c) APPROVED CHANGE IN CONTROL OF THE COMPANY. Notwithstanding the provisions of Section 7.1(b) above, unless otherwise provided in the applicable Agreement, the Committee may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Change in Control of the Company if the Board or the surviving or acquiring person, corporation or other entity, as the case may be, shall have taken, or made effective provision for the taking of, such action as in the opinion of the Committee is equitable and appropriate to substitute a new Award for such Award or to assume such Award and in order to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Common Stock may be changed, converted or exchanged in connection with the Approved Change in Control of the Company.

         7.2 TERMINATION OF EMPLOYMENT.
             -------------------------

             (a) GENERAL. If a Holder's employment shall terminate prior to the complete exercise of an Option, then such Option shall thereafter be exercisable, solely to the extent provided in the applicable Agreement; provided, however, that (i) no Option may be exercised after the scheduled expiration date thereof; (ii) if the Holder's employment terminates by reason of death or Disability, the Option shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option); and (iii) any termination by the Company for cause will be treated in accordance with the provisions of Section 7.2 (b).

             (b) TERMINATION FOR CAUSE. If a Holder's employment with the Company or a Subsidiary shall be terminated by the Company or such Subsidiary prior to the exercise of any Option for cause (for these purposes, cause shall have the meaning ascribed thereto in any employment agreement to which such Holder is a party or, in the absence thereof, shall include but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than death or Disability; provided, however, that if such termination occurs within one year after the date of any Change in Control of the Company, other than an Approved Change in Control of the Company, termination for cause shall mean only a felony conviction for fraud, misappropriation or embezzlement), then all Options held by such Holder shall immediately terminate.

             (c) LEAVE OF ABSENCE. The Committee may determine whether any given leave of absence constitutes a termination of employment; provided, however, that for purposes of the Plan (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety days, and (ii) a leave of absence in excess of ninety days, duly authorized in writing by the Company, provided the employee's right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment.

             (d) CHANGE IN EMPLOYMENT. Awards made under the Plan shall not be affected by any change of position or employment so long as the Holder continues to be an employee of the Company or any Subsidiary.

         7.3 RIGHT OF COMPANY TO TERMINATE EMPLOYMENT. Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of the Holder at any time, with or without cause; subject, however, to the provisions of any employment agreement between the Holder and the Company or any Subsidiary.

         7.4 NONALIENATION OF BENEFITS. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

         7.5 WRITTEN AGREEMENT.
             -----------------

             (a) Each award of an Option under the Plan shall be evidenced by a stock option agreement which shall designate the Options granted thereunder as Incentive Stock Options or Nonqualified Stock Options.

             (b) Each grantee of an Option shall be notified promptly of such grant and a written agreement shall be promptly executed and delivered by the Company and the grantee, provided that, in the discretion of the Committee, such grant of Options shall terminate if such written agreement is not signed by such grantee (or his attorney) and delivered to the Company within ninety days after the date the Committee approved such grant.

             (c) Any such written agreement may contain (but shall not be required to contain) such provisions as the Committee deems appropriate to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company. Any such agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 7.8(b) hereof.

         7.6 DESIGNATION OF BENEFICIARIES. Each employee who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such employee.

         7.7 RIGHT OF FIRST OFFER. The Agreements may contain such provisions as the Committee shall determine to the effect that if a Holder elects to sell all or any shares of Common Stock that such Holder acquired upon the exercise of an Option, then such Holder shall not sell such shares unless such Holder shall have first offered in writing to sell such shares to the Company at Fair Market Value on a date specified in such offer (which date shall be at least three business days and not more than ten business days following the date of such offer). In any such event, certificates representing shares issued upon exercise of Options shall bear a restrictive legend to the effect that transferability of such shares are subject to the restrictions contained in the Plan and the applicable Agreement and the Company may cause the transfer agent for the Common Stock to place a stop transfer order with respect to such shares.

         7.8 TERMINATION AND AMENDMENT.
             -------------------------

             (a) GENERAL. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the tenth anniversary of the Effective Date. The Board or the Committee may at any time prior to the tenth anniversary of the Effective Date terminate the Plan, and may, from time to time, suspend or discontinue the Plan or modify or amend the Plan in such respects as it shall deem advisable; provided, however, that any such modification or amendment shall comply with all applicable laws, applicable stock exchange listing requirements, and applicable requirements for exemption (to the extent necessary) under Rule 16b-3. Notwithstanding the foregoing, without further shareholder approval no modification or amendment to this Plan shall increase the number of shares of Common Stock subject to the Plan (except as authorized by Article IV), change the class of persons eligible to receive Awards under the Plan, or otherwise materially increase the benefits accruing to participants under the Plan.

             (b) MODIFICATION. No termination, modification or amendment of the Plan may, without the consent of the person to whom any Award shall theretofore have been granted, adversely affect the rights of such person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 7.8(a)), the Committee may amend outstanding Agreements with any Holder, including, without limitation, any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder's consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and issue a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 7.8(b) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time, or impair the enforceability of any such provision.

         7.9 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as the Common Stock is registered under the Exchange Act, the Company shall use its reasonable commercial efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the

Securities Act of 1933 with respect to all shares of Common Stock that may be issued to Holders under the Plan, and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.

          7.10 WITHHOLDING. The Company's obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award or upon the exercise of any Option, as appropriate, may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including, without limitation, the conditions referenced in Section 6.6 above) as the Committee shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.

          7.11 SEPARABILITY. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 under the Exchange Act and/or
Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 and/or, with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein; provided, further, that to the extent any Option which is intended to qualify as an Incentive Stock Option cannot so qualify, such Option, to that extent, shall be deemed to be a Nonqualified Stock Option for all purposes of the Plan.

          7.12 NON-EXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

          7.13 EXCLUSION FROM PENSION AND PROFIT-SHARING COMPUTATION. By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

          7.14 UNFUNDED PLAN. Neither the Company nor any Subsidiary shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards and the Plan shall constitute an "unfunded" plan of the Company. No employee shall have voting or other rights with respect to shares of Common Stock prior to the delivery of such shares. Neither the Company nor any Subsidiary shall, by any provisions of the Plan, be deemed to be a trustee of any Common Stock or any other property, and the liabilities of the Company and any Subsidiary to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

         7.15 GOVERNING LAW. The Plan shall be governed by, and shall be construed and interpreted in accordance with, the laws of the State of Florida.

          7.16 ACCOUNTS. The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 7.10.

          7.17 LEGENDS. In addition to any legend contemplated by Section 7.7, each certificate evidencing Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including, without limitation, any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

          7.18 COMPANY'S RIGHTS. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

          7.19 HEADINGS. The headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

          7.20 GENDER. In this Plan, any word or phrase denoting one gender shall also include the other gender.

                                    EXHIBIT C

                            GROUP LONG DISTANCE, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER


I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the corporation to any governmental body or the public; the corporation's systems of internal controls regarding finance and accounting that management and the Board have established; and the corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         o serve as an independent and objective party to monitor the corporation's financial reporting process and internal control system.

         o review and appraise the audit efforts of the corporation's independent accountants and management.

         o provide an open avenue of communication among the independent accountants, the management and the Board of Directors.

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.


II.      COMPOSITION

         The Audit Committee shall be comprised of two or more directors as determined by the Board, each of whom shall be an "independent director" and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. An "independent director" shall be a person who satisfies the criteria set forth Rule 4200(15) of the Rules of the National Association of Securities Dealers Inc. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the corporation or an outside consultant.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. The members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, and the independent accountants, in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent accountants and management quarterly to review the corporation's financials consistent with Section IV.4 below.


IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

         Documents/Reports Review
         ------------------------

         1. Review and update this Charter periodically, at least annually, as conditions dictate.

         2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants.

         3.       Review the regular internal reports prepared by management.

         4. Review with management and the independent accountants the Quarterly Report on Form 10-QSB prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

         Independent Accountants
         -----------------------

         5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should ensure its receipt from the independent accountants of a formal written statement delineating all relationships between the independent accountants and the corporation, and review and discuss with the accountants all significant relationships the accountants have with the corporation to determine and oversee the independence of the outside accountants.

         6. Review the performance of the independent accountants and approve any proposed discharge and replacement of the independent accountants when circumstances warrant.

         7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the corporation's financial statements.

         Financial Reporting Processes
         -----------------------------

         8. In consultation with the independent accountants, review the integrity of the corporation's financial reporting processes, both internal and external.

         9. Consider the independent accountants' judgments about the quality and appropriateness of the corporation's accounting principles as applied in its financial reporting.

         10. Consider and approve, if appropriate, major changes to the corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

         Process Improvement
         -------------------

         11. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         12. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         13. Review any significant disagreement between management and the independent accountants in connection with the preparation of the financial statements.

         14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of the changes or improvements, as decided by the Committee.)